                                                                    Exhibit 10.5

                           ONYX SOFTWARE CORPORATION

                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------


     This Common Stock Purchase Agreement (this "Agreement") is entered into
                                                 ---------
this 20th day of November, 2000, by and between Onyx Software Corporation, a Washington corporation (the "Company"), and Elmore Family Investments LP, a
                             -------
California limited partnership and Elmore Living Trust, a California trust (collectively, the "Investors").
                    ---------

                                   RECITALS

     The Company desires to issue and sell to the Investors, and the Investors desire to purchase from the Company, shares of common stock of the Company, par value $0.01 per share (the "Company Common Stock"), on the terms and conditions
                            --------------------
set forth herein (such issuance and sale being hereinafter referred to as the

"Issuance" and the Company Common Stock purchased and sold hereunder being
 --------
hereafter referred to as the "Shares").
                              ------

                                   AGREEMENT

     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1.  DEFINITIONS.

         (a)  Definitions.  The following terms, as used herein, have the
              -----------
following meanings:

          "1933 Act" means the U.S. Securities Act of 1933, as amended, and the
           --------
rules and regulations promulgated thereunder.

          "1934 Act" means the U.S. Securities Exchange Act of 1934, as amended,
           --------
and the rules and regulations promulgated thereunder.

          "Knowledge" means (i) with respect to any natural person, the actual
           ---------
knowledge, after reasonable inquiry, of such person or (ii) with respect to any corporation or entity, the actual knowledge of such party's officers and directors provided that such persons shall have made due and diligent inquiry of those employees of such party whom such officers and directors reasonably believe would have actual knowledge of the matters represented.

          "Lien" means, with respect to any property or asset, any mortgage,
           ----
lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For the purposes of this Agreement, a Person (as defined below) shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
condition (financial or otherwise), business, assets or results of operations of the Company and its subsidiaries, taken as a whole.

          "Person" means an individual, corporation, partnership, association,
           ------
trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Shares" means that number of shares of Company Common Stock equal to
           ------
the quotient obtained by dividing (i) $5,000,000 by (ii) the Issuance Price.

          "Transfer" means to sell, assign, pledge, encumber or otherwise
           --------
transfer or dispose of, for consideration or otherwise, whether voluntarily, involuntarily or by operation of law.

      2.  AGREEMENT TO ISSUE AND RECEIVE.

          (a)  Authorization of Shares. On or prior to the Closing (as defined
               -----------------------
in Section 3 below), the Company shall have authorized the Issuance of the Shares.

          (b)  Purchase and Sale; Issuance. Subject to the terms and conditions
               ---------------------------
hereof, at the Closing, the Company hereby agrees to sell and issue to the Investors, and each Investor, severally and not jointly, agrees to purchase at a purchase price of $14.573 (the "Issuance Price"), that number of Shares set
                                --------------
forth opposite such Investor's name on Schedule A.
                                       ----------

      3.  CLOSING AND DELIVERY.

          (a) Closing. The closing of the Issuance of the Shares under this
              -------
Agreement (the "Closing") shall take place at the offices of Orrick, Herrington
                -------
& Sutcliffe LLP, 701 Fifth Avenue, Suite 6500, Seattle, Washington 98104, following the satisfaction or waiver of the conditions set forth in Section 8, or at such other time or place as the Company and the Investors may mutually agree (such date is referred to herein as the "Closing Date").
                                               ------------
          (b) Delivery. Promptly after the Closing, subject to the terms and
              --------
conditions hereof, the Company will deliver to each Investor a certificate dated the Closing Date and representing the number of Shares to be purchased at the Closing by such Investor, against payment of the purchase price therefor by wire transfer to the Company of immediately available U.S. dollars.

      4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions furnished to each Investor and counsel to the Investors prior to execution hereof and attached hereto as Schedule B, which exceptions shall be
                                        ----------
deemed to be representations and warranties as if made hereunder:

         (a)  Organization, Good Standing and Qualification.  The Company is a
              ---------------------------------------------
corporation duly organized and validly existing under the laws of the state of Washington and has paid all excise taxes required by the Washington Department of Revenue. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and to issue and sell the Shares and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to so qualify would not have a Material Adverse Effect.

          (b) Capitalization. The authorized capital stock of the Company
              --------------
consists of 100,000,000 shares, consisting of 80,000,000 shares of Company Common Stock and 20,000,000 shares of preferred stock, par value $0.01 per share (the "Company Preferred Stock"). As of November 3, 2000, (i) 37,073,604 shares
      ------------------------
of Company Common Stock were issued and outstanding, (ii) no shares of Company Preferred Stock were issued and outstanding, (iii) ____________________ options to purchase Company Common Stock were reserved for issuance under the Company's 1998 Stock Incentive Compensation Plan (the "1998 Plan"), of which options to
                                             ---------
purchase _____________ shares were outstanding, and (iv) ________________ shares of Company Common Stock were reserved for issuance under the company's Employee Stock Purchase Plan (the "ESPP"). Except as set forth in this Section 4(b) and
                          ----
as contemplated by this Agreement, and except for options granted under the 1998 Plan and rights to purchase Company Common Stock under the ESPP, there are no options, warrants, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company. The Company has no obligation to repurchase or redeem any outstanding securities.

          (c) Listing Qualifications. The Company Common Stock is quoted and
              ----------------------
traded on the Nasdaq National Market, no suspension of trading in the Company Common Stock is in effect or, to the Company's knowledge, threatened, and the Company Common Stock meets the criteria for listing and trading on the Nasdaq National Market.

          (d) Authorization; Binding Obligations. All corporate action on the
              ----------------------------------
part of the Company and its officers, directors and shareholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, issuance and delivery of the Shares pursuant hereto has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and
(ii) general principles of equity that restrict the availability of equitable remedies.

          (e) Outstanding Shares; Shares. All outstanding shares of capital
              --------------------------
stock of the Company are, and the Shares when delivered to the Investors in compliance with this Agreement will be, duly authorized, validly issued, fully paid and nonassessable, free of any Liens and not subject to preemptive rights created by statute, the articles of incorporation or bylaws of the Company or any agreement or document to which the Company is a party or by which it is bound; provided, however, that the Shares may be subject to restrictions on
       --------  -------
transfer under state
and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

          (f) Governmental Authorization. The execution, delivery and
              --------------------------
performance by the Company of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official of the United States or the state of Washington, other than compliance with any applicable requirements of the 1933 Act, the 1934 Act or other applicable U.S. state securities laws.

          (g) SEC Filings. The Company has filed all forms, reports and
              -----------
documents required to be filed by it with the U.S. Securities and Exchange Commission (the "SEC") and has made available to each Investor (i) the Company's
                 ---
annual report on Form 10-K for its fiscal year ended December 31, 1999, (ii) the Company's proxy statement relating to its annual meeting of shareholders, and
(iii) all of the Company's quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC since December 31, 1999 (collectively, the "SEC
                                                                        ---
Documents"). As of their respective filing dates, the SEC Documents (A) were
---------
prepared in accordance in all material respects with the requirements of the 1933 Act or the 1934 Act, as the case may be, and the rules and regulations thereunder, (B) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) did not at the time they were filed omit any documents required to be filed as exhibits thereto.

          (h) Financial Statements. The audited consolidated financial
              --------------------
statements and unaudited interim consolidated financial statements of the Company included in the SEC Documents present fairly, in all material respects, the financial position of the Company as of the dates thereof and its results of operations and changes in financial position for the periods then ended in conformity with U.S. generally accepted accounting principles ("GAAP")
                                                                ----
applied on a consistent basis (subject to normal year-end adjustments in the case of the unaudited interim financial statements and, with respect to the unaudited interim consolidated financial statements, the absence of footnotes required to be included in the audited consolidated financial statements by
GAAP).

          (i) Absence of Certain Changes. Since the September 30, 2000
              --------------------------
consolidated financial statements included in the SEC Documents, to the Company's knowledge, there has not been any change that, by itself or in conjunction with all other such changes, has had or reasonably would be expected to have a Material Adverse Effect, except as disclosed in the SEC Documents to the date of this Agreement.

          (j) Title to Properties and Assets; Liens, Etc. The Company and each
              ------------------------------------------
of its subsidiaries has good and marketable title to its properties and assets and good title to its leasehold estates, in each case subject to no Liens, other than (a) those resulting from taxes that have not yet become delinquent, (b) minor Liens that do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and each of its subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.

          (k) Compliance with Other Instruments. The Company is not in violation
              ---------------------------------
or default of any term of its articles of incorporation or bylaws, or any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or any statute, rule or regulation applicable to the Company, except for such violations or defaults as would not have a Material Adverse Effect. The execution, delivery, and performance of and compliance with this Agreement and the issuance of the Shares pursuant hereto will not result in any such material violation, or be in conflict with or constitute a material default under any such term, or result in the creation of any Lien on any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. There is no such violation or default or event which, with the passage of time or giving of notice or both, would constitute a violation or default that would have a Material Adverse Effect.

          (l) Litigation. Except as disclosed in the SEC Documents, there is no
              ----------
action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened in writing against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in a Material Adverse Effect. Except as disclosed in the SEC Documents, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

          (m) Intellectual Property. The Company knows of no adverse claim that
              ---------------------
would interfere with its right to use and, to the Company's knowledge, the Company has sufficient title and ownership of or rights to use all trademarks, service marks, trade names, copyrights, inventions, trade secrets, licenses, information and other intellectual property rights necessary to conduct its business without any violation or infringement of any such intellectual property rights of others. The Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other intellectual property rights of any other person or entity. To the Company's knowledge, all data, information, ideas, concepts, know-how and materials that the Company treats as trade secrets, and all other confidential information and intellectual property rights of the Company, are not part of the public domain or knowledge, nor, to its knowledge, have they been used, divulged or appropriated for the benefit of any Person other than the Company or otherwise to the detriment of the Company.

          (n) Compliance With Laws. The Company is in compliance with all
              --------------------
federal, state, local and foreign laws, rules, regulations, ordinances, decrees and orders applicable to it, to its employees or to its real and personal property, including, without limitation, all such laws, rules, regulations, ordinances, decrees and orders relating to intellectual property protection, antitrust matters, consumer protection, currency exchange, environmental protection, equal employment opportunity, health and occupational safety, pension and employee benefit matters, securities and investor protection matters, labor and employment matters and trading-with-the-enemy matters, except where the failure of the Company to so comply would not have a Material Adverse Effect. The Company has not received any notification of any asserted present or past unremedied failure by the Company to comply with any of such laws, rules, regulations, ordinances, decrees or orders.

          (o) Brokerage and Finders' Fees. The Company has not incurred, nor
              ---------------------------
will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement. The Company agrees to indemnify each Investor for any such claims, losses or expenses resulting from this Agreement or any transaction contemplated herein.

      5. REPRESENTATIONS AND WARRANTIES OF the Investor. Each Investor hereby represents and warrants to the Company as follows:

         (a) Organization, Good Standing and Qualification. Such Investor is a
             ---------------------------------------------
limited partnership or a trust, as applicable, duly organized and validly existing under the laws of California. Such Investor has all requisite power and authority to execute and deliver this Agreement and to purchase the Shares.

         (b) Authorization; Binding Obligations. All corporate action on the
             ----------------------------------
part of such Investor, its officers, directors and shareholders necessary for the authorization of this Agreement, and the performance of all obligations of the Investor hereunder at the Closing, has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and legally binding obligation of the Investor enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) general principles of equity that restrict the availability of equitable remedies.

          (c) Investment Representations. Such Investor understands that the
              --------------------------
Shares have not been registered under the 1933 Act. Such Investor also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the 1933 Act based in part on such Investor's representations contained in the Agreement. In this regard, such Investor hereby represents and warrants as follows:

              (i) Economic Risk of Investment. Such Investor has substantial
                  ---------------------------
experience in evaluating private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company. Such Investor must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the 1933 Act, or an exemption from registration is available. Such Investor understands that the Company has no present intention, or obligation, to register the Shares. Such Investor also understands that there is no assurance that any exemption from registration under the 1933 Act will be available and that, even if available, such exemption may not allow such Investor to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times such Investor might propose.

              (ii)  Acquisition for Own Account. Such Investor is acquiring the
                    ---------------------------
Shares for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the 1933 Act. Such Investor has no present intention of selling, granting any participation in, or otherwise distributing the Shares. Such Investor further represents that it does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person, with respect to any of the Shares.

              (iii) Accredited Investor.  Such Investor represents that it is an
                    -------------------
"accredited investor" within the meaning of Regulation D under the 1933 Act.

              (iv)  Restricted Securities. Such Investor understands that (i)
                    ---------------------
the Shares have not been, and will not be, registered under the 1933 Act, (ii) the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Investor may not transfer the Shares unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available, and (iii) the Company has no obligation to register or qualify the Shares for resale.

              (v)   1934 Act Filings. Such Investor agrees and acknowledges that
                    ----------------
it shall have sole responsibility for making any filings that may be required with the SEC pursuant to Sections 13 and 16 of the 1934 Act as a result of its acquisition of the Shares and any future retention or transfer thereof.

              (vi)  Rule 144. Such Investor is aware of the provisions of Rule
                    --------
144 promulgated under the 1933 Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

              (vii) Access to Information.  Such Investor is aware of the
                    ---------------------
Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Such Investor has had an opportunity to discuss the Company's business, management and financial affairs with its management and an opportunity to review the Company's facilities and financial data. Such Investor has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Such Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description, and that no representation or warranty as to the Company's past, present or future business or operations was intended thereby.

              (viii) Further Limitations on Disposition.  Without in any way
                     ----------------------------------
limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Shares unless and until:

                     (A) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                     (B) (1) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (2) if requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the 1933 Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

Notwithstanding the provisions of subsections (A) and (B) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

               (ix) Broker's Fees. Such Investor has not incurred, nor will it
                    -------------
incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commission or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement that would result in a claim against the Company. Such Investor agrees to indemnify the Company for any such claims, losses or expenses resulting from this Agreement or any transaction contemplated hereby.

               (x) Investor Counsel. Such Investor acknowledges that such
                   ----------------
Investor has had an opportunity to review this Agreement and the schedules attached hereto and the transactions contemplated by this Agreement with such Investor's own legal counsel. Such Investor is relying solely on such Investor's legal counsel and not on the Company or any of the Company's agents, including Orrick, Herrington & Sutcliffe LLP, for legal advice with respect to this investment or the transactions contemplated by this Agreement.

     6.   OTHER AGREEMENTS.

          (a) Legends. The certificate or certificates representing the Shares,
              -------
when issued, shall bear the following or a substantially similar legend:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS,

          AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

          (b)   Market Stand-Off.
                ----------------

                (i) In the event that the Company elects to conduct any public offering subsequent to the date of this Agreement, each Investor hereby agrees that, during the period beginning on the date that each Investor is informed of the possibility of such offering and ending either (A) 90 days after the effectiveness of such offering or (B) the date that the Company's board of directors determines to abandon such offering, it shall not, to the extent requested by the Company and the Company's underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period.

                (ii) In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares and any other securities of the Company owned by such Investor until the end of such period, and such Investor agrees that, if so requested, such Investor will execute an agreement in the form provided by the underwriter containing terms that are essentially consistent with the provisions of this Section 6(b).

   7.   COVENANTS.

   Each Investor and the Company hereby covenant as follows:

        (a) Closing Conditions. Each Investor and the Company shall take all
            ------------------
actions necessary and appropriate to cause the conditions set forth in Section 8 hereof to be satisfied prior to the Closing.

        (b) Reasonable Efforts. Subject to the terms and conditions of this
            ------------------
Agreement, each Investor and the Company shall use its respective reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. The Company and each Investor agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

          (c)  Certain Filings.  The Company and each Investor shall cooperate
               ---------------
with one another (i) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

     8.   CONDITIONS TO CLOSING.

          (a)  Conditions to the Investor's Obligations at Closing. Each
               ---------------------------------------------------
Investor's obligation to purchase the Shares at the Closing is subject to the satisfaction or waiver, at or prior to the Closing, of the following conditions:

               (i)   Representations and Warranties True. The representations
                     -----------------------------------
and warranties made by the Company in Section 4 hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

               (ii)  Consents, Permits and Waivers. The Company shall have
                     -----------------------------
obtained any and all material consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Closing).

               (iii) Performance of Obligations.  The Company shall have
                     --------------------------
performed and complied in all material respects with all agreements and conditions required herein to be performed or complied with by the Company prior to the Closing.

               (iv)  Government Orders. No U.S. federal or state governmental
                     -----------------
authority or agency or commission or U.S. federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order that is then in effect and has the effect of making illegal the issuance of the Shares to each Investor as contemplated hereby.

          (b)  Conditions to Obligations of the Company. The Company's
               ----------------------------------------
obligation to issue the Shares at the Closing is subject to the satisfaction or waiver, at or prior to the Closing, of the following conditions:

               (i)   Representations and Warranties True. The representations
                     -----------------------------------
and warranties made by each Investor in Section 5 hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

               (ii)  Consents, Permits and Waivers. The Company shall have
                     -----------------------------
obtained any and all material consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Closing).

               (iii) Performance of Obligations.  Each Investor shall have
                     --------------------------
performed and complied in all material respects with all agreements and conditions required herein to be performed or complied with by such Investor on or before the Closing.

               (iv)  Government Orders. No U.S. federal or state governmental
                     -----------------
authority or agency or commission or U.S. federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order that is then in effect and has the effect of making illegal the issuance of the Shares by the Company as contemplated hereby.

     9.   MISCELLANEOUS.

          (a)  Equitable Remedies. The parties hereto acknowledge and agree that
               ------------------
irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement in the United States or any state thereof having jurisdiction, in addition to any other remedy to which they may be entitled in law or in equity.

          (b)  Governing Law; Venue. This Agreement shall be governed in all
               --------------------
respects by the laws of the state of Washington without reference to its principles of conflicts of laws. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in King County, Washington in connection with any action relating to this Agreement or the transactions contemplated hereby.

          (c)  Survival. The representations, warranties, covenants and
               --------
agreements made herein shall survive any investigation made by the Investors and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

          (d)  Successors and Assigns. The provisions hereof shall inure to the
               ----------------------
benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          (e)  Entire Agreement. This Agreement, the Schedules hereto and the
               ----------------
other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subject matter hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          (f)  Severability. In case any provision of this Agreement shall be
               ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (g)  Amendment and Waiver. This Agreement may be amended, modified or
               --------------------
waived only upon the written consent of the Company and the Investors holding a majority of the Shares purchased hereunder.

          (h)  Delays or Omissions. It is agreed that no delay or omission to
               -------------------
exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or otherwise afforded to any party, shall be cumulative and not alternative.

          (i)  Notices. All notices required or permitted hereunder shall be in
               -------
writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient or, if not, then on the next business day; or (iii) upon delivery when sent by express courier with written verification of receipt. All communications shall be sent to the addresses set forth on the signature page hereof or at such other address as the Company or the Investors may designate by ten (10) days' advance written notice to the other party hereto.

          (j)  Expenses. Irrespective of whether the Closing is effected, each
               --------
party shall bear all costs and expenses that such party incurs in connection with this transaction.

          (k)  Attorneys' Fees. In the event that any dispute among the parties
               ---------------
to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          (l)  Titles and Subtitles. The titles of the sections and subsections
               --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          (m)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                           [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


                              COMPANY:

                              ONYX SOFTWARE CORPORATION


                              By: /s/ Brent Frei
                                 ---------------------------------
                              Name:
                              Title:

                              Address: 3180 139th Avenue SE, Suite 500
                                       Bellevue, WA 98005-4091

                              Fax:  425-732-2413

                              INVESTORS:

                              ELMORE FAMILY INVESTMENTS LP
                              ----------------------------



                              By: /s/ William B. Elmore
                                 --------------------------------
                              Name: William B. Elmore
                              Title: General Partner

                              Address: 70 Willow Road, Suite 200
                                       Menlo Park, CA 94025

                              Fax:  650-614-0505

                              ELMORE LIVING TRUST
                              -------------------



                              By: /s/ William B. Elmore
                                 --------------------------------
                              Name: William B. Elmore
                              Title: Trustee

                              Address: 70 Willow Road, Suite 200
                                       Menlo Park, CA 94025

                              Fax:  650-614-0505

                                  Schedule A

                             Schedule of Investors

     Elmore Family Investments LP                           $1 million

     Elmore Living Trust                                    $4 million

                                  Schedule B

                            Schedule of Exceptions

     The following exception is applicable to section 4(h), (i) and (l):

     On November 13, 2000, the Company received a letter from Morrison & Foerster LLP, counsel for one of the Company's customers, AMB Property Corporation ("AMB"), alleging that the contact management software the Company had been engaged to implement had been a complete failure and demanding a refund of the entire amounts paid by AMB to the Company, $491,735.15. In the letter, AMB threatens to seek compensation for lost business, additional labor and other damages if the full amount of the demand is not paid by the Company. The Company is investigating the allegations.